Exhibit 99.1

Exhibit 99.1

NYCB

NEW YORK COMMUNITY

BANCORP, INC.

Fourth Quarter 2011 Investor Presentation

Forward-looking Statements and Associated Risk Factors

Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of

1995, and are including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalty income, and other future cash flows, or the market value of our assets, including our investment securities; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in our credit ratings or in our ability to access the capital markets; changes in our customer base or in the financial or operating performances of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or securities portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames; our use of derivatives to mitigate our interest rate exposure; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any breach in performance by the Community Bank under our loss sharing agreements with the FDIC; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; potential exposure to unknown or contingent liabilities of companies we have acquired or target for acquisition; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other changes pertaining to banking, securities, taxation, rent regulation and housing, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; additional FDIC special assessments or required assessment prepayments; changes in accounting principles, policies, practices, or guidelines; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System; war or terrorist activities; and other economic, competitive, governmental, regulatory, technological, and geopolitical factors affecting our operations, pricing, and services.

For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2010, including the section entitled “Risk Factors,” and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, on file with the U.S. Securities and Exchange Commission (the “SEC”).

In addition, it should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.

Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.

Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Page 2 New York Community Bancorp, Inc.

New York Community Bancorp ranks among the top 25 bank holding companies in the United States.

Assets With assets of $42.0 billion at 12/31/11, we are currently the

21st largest bank holding company in the nation. (a)

With deposits of $22.3 billion at 12/31/11 and 275 branches in

Deposits Metro New York, New Jersey, Ohio, Florida, and Arizona, we

currently rank 23rd among the nation’s largest depositories. (a)

Multi-Family Loans With a portfolio of $17.4 billion at the end of December, we are a leading producer of multi-family loans in New York City. (a)

Market Capitalization With a market cap of $5.4 billion at 12/31/11, we rank 16th among the nation’s publicly traded banks and thrifts. (a)

Total Return on Investment From 11/23/93 through 12/31/11, we provided our investors with a total return on investment of 2,670% with our quarterly cash dividends representing 53.7% of that return. (b)

(a) SNL Financial (b) Bloomberg

Note: Except as otherwise indicated, all industry data was provided by SNL Financial as of 1/27/12.

Page 3 New York Community Bancorp, Inc.

Largely reflecting our growth-through-acquisition strategy, we currently have 275 locations in five states.

Metro New York

123 Community Bank Branches

34 Commercial Bank Branches

New Jersey

51 Community Bank Branches

Ohio

28 Community Bank Branches

Florida

25 Community Bank Branches

Arizona

14 Community Bank Branches

Page 4 New York Community Bancorp, Inc.

4th Quarter and Full-Year 2011 Performance Highlights

Our 4Q and full-year 2011 performance reflected solid earnings.

(dollars in thousands, except per share data)

Performance Highlights

4Q 2011 2011

GAAP Operating (a) GAAP Operating (a)

Solid Profitability Measures:

Earnings $117,652 $116,974 $480,037 $464,432

EPS $0.27 $0.27 $1.09 $1.06

Return on average tangible assets (b) 1.23% 1.23% 1.28% 1.24%

Return on average tangible

stockholders’ equity (b) 15.89% 15.80% 16.52% 16.00%

Margin Stability:

Net interest margin 3.45% 3.45% 3.46% 3.46%

Continued Efficiency:

Efficiency ratio (c) 39.15% 39.27% 40.03% 40.67%

(a) Operating earnings are a non-GAAP financial measure. Please see page 35 for a reconciliation of our GAAP and operating earnings. (b) Tangible capital is a non-GAAP financial measure. Please see page 38 for reconciliations of our GAAP and non-GAAP capital measures. (c) Please see page 36 for a reconciliation of our GAAP and operating efficiency ratios.

Page 6 New York Community Bancorp, Inc.

Our 12/31/11 balance sheet reflects continued strength.

Performance Highlights: 12/31/10 9/30/11 12/31/11

Loans, net / total assets 70.5% 71.1% 71.7%

Securities / total assets 11.6 12.3 10.8

Deposits / total assets 52.9 54.2 53.0

Core deposits / total deposits 64.1 66.9 66.9

Wholesale borrowings / total assets 30.3 29.5 32.0

Page 7 New York Community Bancorp, Inc.

Our asset quality measures continue to compare favorably with those of our industry as a whole.

At or for the Three Months At or for the Twelve Months

Ended 12/31/11 Ended 12/31/11

SNL U.S. Bank SNL U.S. Bank

and Thrift and Thrift

Asset Quality: NYB Index NYB Index

Non-performing loans (a) / total loans 1.11% 3.58% 1.11% 3.58%

Non-performing assets (b)/ total assets 0.98 2.52 0.98 2.52

Net charge-offs / average loans 0.07 (c) 0.38 (c) 0.35 1.79

(a) Non-performing loans exclude covered loans and are defined as non-accrual loans and loans 90 days or more past due but still accruing interest. (b) Non-performing assets exclude covered loans and covered OREO.

(c) Non-annualized

Page 8 New York Community Bancorp, Inc.

Our capital ratios are both strong and stable.

(dollars in billions) 12/31/10 12/31/11

Tangible equity / tangible assets excluding accumulated other comprehensive loss, net of tax (a) 7.90% 7.95%

Tangible equity / tangible assets (a) 7.79% 7.78%

Tangible stockholders’ equity (a) $3.0 $3.1

12/31/10 12/31/11

Community Bank Commercial Bank Community Bank Commercial Bank

Leverage capital ratio 8.80% 12.70% 8.46% 13.01%

Tier 1 capital ration 13.30 16.38 12.78 17.01

Total capital ration 13.95 17.33 13.42 17.69

(a) Tangible assets and tangible equity are non-GAAP financial measures. Please see page 37 for a reconciliation of our GAAP and non-GAAP capital measures.

Page 9 NEW York Community Bancorp, Inc.

A Successful Business Model

Our business model has consistently focused on building.

Multi-Family Lending Multi-family loans represented $17.4 billion, or 68.3%, of total loans held for investment at December 31, 2011.

Strong Credit Standards/ Net charge-offs represented 0.07% of average loans in the

Superior Asset Quality fourth quarter of 2011 and 0.35% of average loans for the year.

Since acquiring our residential mortgage banking platform in

Residential Mortgage December 2009, we have aggregated $18.8 billion of one-to-four

Banking family loans for sale and generated mortgage banking income of

$276.7 million.

Efficient Operation Our efficiency ratio has consistently ranked in the top 1% of all banks and thrifts and was 39.15% in the fourth quarter of 2011.

Growth through We completed ten acquisitions from 2000 to 2010, including seven “traditional” merger transactions, two FDIC-assisted

Acquisitions transactions, and the purchase of a branch network.

Page 11 New York Community Bancorp, Inc.

Multi-Family Loan Production

For more than 40 years, we have been a leading producer of multi-family loans on apartment buildings in New York City, most of which feature below-market rents.

Page 13 New York Community Bancorp, Inc.

Our focus on multi-family lending on rent-regulated buildings has enabled us to distinguish ourselves from our industry peers.

64.2% of the rental housing units in New York City are subject to rent regulation and therefore feature below-market rents. (a)

Rent-regulated buildings are more likely to retain their tenants and therefore their revenue stream in a downward credit cycle.

Our focus on multi-family lending in this niche market has contributed to our record of asset quality.

Multi-family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.

(a) Source: New York City Rent Guidelines Board 2011 Housing Supply Report

Page 14 New York Community Bancorp, Inc.

At 12/31/11, multi-family loans represented 68.3% of total held-for-investment loans.

(in millions)

Multi-Family Loan Portfolio

$14,055

$15,726

$16,736

$16,802

$17,433

12/31/07 12/31/08 12/31/09 12/31/10 12/31/11

Portfolio statistics at 12/31/11:

% of loans held for investment = 68.3%

Average principal balance = $4.0 million

Average loan-to-value ratio at origination = 51.5% Expected weighted average life = 3.3 years

4Q 2011 originations = $1.6 billion

% of total loans originated for portfolio in 4Q 2011 = 68.4%

Terms:

Years 1-5: Fixed rate tied to the FHLB-NY 5-year fixed advance rate plus a spread

Years 6-10:

Option 1 – Annually adjustable rate at a spread above prime; or Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance; Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken Recorded as interest income

Page 15 New York Community Bancorp, Inc.

Our commercial real estate loans feature the same structure as our multi-family loans.

(in millions)

Commercial Real Estate Loan Portfolio

$3,826

$4,551

$4,987

$5,438

$6,856

12/31/07 12/31/08 12/31/09 12/31/10 12/31/11

Portfolio statistics at 12/31/11:

% of loans held for investment = 26.9%

Average principal balance = $3.9 million

Average loan-to-value ratio at origination = 50.9% Expected weighted average life = 3.4 years

4Q 2011 originations = $513.1 million

% of total loans originated for portfolio in 4Q 2011 = 21.8%

Terms:

Years 1-5: Fixed rate tied to the FHLB-NY 5-year fixed advance rate plus a spread

Years 6-10:

Option 1 – Annually adjustable rate at a spread above prime; or Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance; Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken Recorded as interest income

Page 16 New York Community Bancorp, Inc.

Asset Quality

The quality of our assets has improved dramatically over the past 12 months.

Y-O-Y IMPROVEMENT

NPLs / Total Loans: 112 bp NPAs / Total Assets: 60 bp

2.23%

1.58%

2.19%

1.58%

1.76%

1.38%

1.44%

1.24%

1.11%

0.98%

12/31/10 3/31/11 6/30/11 9/30/11 12/31/11

Non-Performing Loans (a) / Total Loans

Non-Performing Assets (b) / Total Assets

(a) Non-performing loans exclude covered loans and are defined as non-accrual loans and loans 90 days or more past due but still accruing interest. (b) Non-performing assets exclude covered loans and covered OREO.

Page 18 New York Community Bancorp, Inc.

We have been distinguished by our low level of net charge-offs in downward credit cycles, and by 52 consecutive quarters with no issues on assets generates by the Company. (a)

Net Charge-Offs / Average Loans

Last Credit Cycle

1.28%

0.00%

1.50%

0.04%

1.17%

0.07%

0.91%

0.06%

1990 1991 1992 1993

4-Year Total NYB: 17 bp

SNL U.S. Bank and Thrift Index: 486 bp

Current Credit Cycle

1.63%

0.03%

2.84%

0.13%

2.89%

0.21%

1.79%

0.35%

2008 2009 2010 2011

4-Year Total NYB: 72 bp

SNL U.S. Bank and Thrift Index: 915 bp

SNL U.S. Bank and Thrift Index

NYB

(a) 1Q 1995-4Q 2007

Page 19 New York Community Bancorp, Inc.

The quality of our loan portfolio continues to exceed that of our industry.

Non-Performing Loans (a)/ Total Loans

Last Credit Cycle

4.00%

2.48%

4.05%

2.10%

3.41%

2.83%

2.35%

1.51%

12/31/90 12/31/91 12/31/92 12/31/93

Current Credit Cycle

2.71%

0.51%

4.84%

2.04%(b)

4.41%

2.23%(b)

3.58%

1.11%(b)

12/31/08 12/31/09 12/31/10 12/31/11

SNL U.S. Bank and Thrift Index

NYB

(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest. (b) Non-performing loans exclude covered loans.

Page 20 New York Community Bancorp, Inc.

Historically and currently, few of our non-performing loans have resulted in charge-offs.

At or for the 12 Months Ended December 31,

Last Credit Cycle Current Credit Cycle

1990 1991 1992 1993 2008 2009 2010 2011

NPLs(a) / Total Loans 2.48% 2.10% 2.83% 1.51% 0.51% 2.04%(b) 2.23%(b) 1.11%(b)

NCOs / Average Loans 0.00% 0.04% 0.07% 0.06% 0.03% 0.13% 0.21% 0.35%

Difference 248 bp 206 bp 276 bp 145 bp 48 bp 191 bp 202 bp 76 bp

(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest. (b) Non-performing loans exclude covered loans.

Page 21 New York Community Bancorp, Inc.

The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.

CONSERVATIVE UNDERWRITING

Conservative loan-to-value ratios

Conservative debt coverage ratio: 120%, except for commercial real estate (“CRE”) loans: 130% Multi-family and CRE loans are based on the lower of economic or market value.

ACTIVE BOARD INVOLVEMENT

All loans originated for portfolio are approved by the Mortgage or Credit Committee (a majority of the Board of Directors).

A member of the Mortgage or Credit Committee participates in inspections on multi-family loans in excess of $4.0 million, and CRE and acquisition, development, and construction (“ADC”) loans in excess of $2.5 million.

MULTIPLE APPRAISALS

All properties are appraised by independent appraisers.

All independent appraisals are reviewed by in-house appraisal officers.

RISK-AVERSE MIX OF LOANS HELD FOR INVESTMENT

Multi-family: 68.3% CRE: 26.9%

Commercial and Industrial: 2.4% ADC: 1.7% One-to-Four Family: 0.5%

Page 22 New York Community Bancorp, Inc.

All the loans acquired in our FDIC-assisted transactions are covered by loss sharing agreements, thus mitigating credit risk.

(in millions)

Covered Assets 12/31/09

Other Loans $309.7

1-4 Family $4,347.2

Total covered assets: $4.7 billion

Percent of total assets: 11.1%

Covered Assets 12/31/10

Other Loans $423.3

OREO $62.4

1-4 Family $3,874.6

Total covered assets: $4.4 billion Percent of total assets: 10.4%

Covered Assets 12/31/11

Other Loans $386.6

OREO $71.4

1-4 Family $3,366.4

Total covered assets: $3.8 billion Percent of total assets: 9.1%

Page 23 New York Community Bancorp, Inc.

Residential Mortgage Banking

Our residential mortgage banking platform is a leading aggregator of agency-conforming one-to-four family loans.

(in millions)

Funded 1-4 Family Loan Production

$1,482.7

$1,139.2

$1,786.4

$2,724.4

1Q 2011 2Q 2011 3Q 2011 4Q 2011

Statistics at or for 12/31/11:

New 1-4 family loan registrations in 4Q 2011 = $2.4 billion % sold to GSEs = 98% Average FICO = 770 Average loan-to-value ratio = 67.0% Rank among U.S. residential loan aggregators = #14 (est.) 2011 mortgage banking income from originations = $80.2 million

Features:

Loan production is driven by our proprietary real time, web-accessible mortgage banking technology platform.

Our proprietary business process securely controls the lending process, while mitigating business and regulatory risks.

As a result, our clients cost-effectively compete with the nation’s largest mortgage lenders.

950 approved clients include community banks, credit unions, mortgage companies, and mortgage brokers. The vast majority of loans funded are agency-eligible 1-4 family loans.

100% of loans funded are full documentation, prime credit loans.

Loans can be originated/purchased in all 50 states.

Page 25 New York Community Bancorp, Inc.

Efficiency

Our efficiency is driven by several factors.

Efficiency Ratio

56.77%

36.16%

58.79%

35.88%

66.06%

40.67%

2009 2010 2011

SNL U.S. Bank and Thrift Index

NYB(a)

Franchise expansion has largely stemmed from mergers and acquisitions; we generally do not engage in de novo branch development.

Multi-family and commercial real estate lending are both broker-driven, with the borrower paying fees to the mortgage brokerage firm, rather than the bank.

Products and services are typically developed by third-party providers and the sale of these products generates additional revenues.

42 of our branches are located in-store, where rental space is less costly, enabling us to supplement the service provided by our traditional branches more efficiently.

We acquire our deposits primarily through earnings-accretive acquisitions rather than by paying above-market rates.

(a) Please see page 36 for a reconciliation of our GAAP and operating efficiency ratios.

Page 27 New York Community Bancorp, Inc.

Growth through Acquisitions

We have completed 10 acquisitions since 2000.

#	Date	Company	Assets	Deposits	Branches
1.	Nov. 2000	Haven Bancorp (HAVN)	$2.7 billion	$2.1 billion	43
2.	July 2001	Richmond County Financial Corp. (RCBK)	$3.7 billion	$2.5 billion	24
3.	Oct. 2003	Roslyn Bancorp, Inc. (RSLN)	$10.4 billion	$5.9 billion	38
4.	Dec. 2005	Long Island Financial Corp. (LICB)	$562 million	$434 million	9
5.	April 2006	Atlantic Bank of New York (ABNY)	$2.8 billion	$1.8 billion	14
6.	April 2007	PennFed Financial Services, Inc. (PFSB)	$2.3 billion	$1.6 billion	23
7.	July 2007	NYC branch network of Doral Bank, FSB (Doral-NYC)	$485 million	$370 million	11
8.	Oct. 2007	Synergy Financial Group, Inc. (SYNF)	$892 million	$564 million	20
9.	Dec. 2009	AmTrust Bank	$11.0 billion	$8.2 billion	64
10.	March 2010	Desert Hills Bank	$452 million	$375 million	3

Transaction Type: Savings Bank | Commercial Bank | Branch | FDIC

Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.

Page 29 New York Community Bancorp, Inc.

Our deposit growth has been largely acquisition-driven.

(in millions)

CDs

NOW, MMAs, and Savings Demand deposits

C A G R s

Total deposits: 28.6% Core deposits: 34.4% Demand deposits: 39.6%

Deposits

$40 $658 $388

w/ HAVN

$171 $1,223 $1,874

w/ RCBK

$455 $2,609

$2,408

w/ RSLN

$720

$5,278

$4,362

w/ LICB

$906

$6,015

$5,247

w/ ABNY

$1,195

$5,554

$5,945

w/ PFSB, Doral,

& SYNF

$1,348

$4,975

$6,913

w/ AmTrust

$1,768

$11,494

$9,054

w/ Desert Hills

$1,852

$12,122

$7,835

$2,190

$12,711

$7,373

12/31/99 12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/11

Total Deposits: $1,086 $3,268 $5,472 $10,360 $12,168 $12,694 $13,236 $22,316 $21,809 $22,274

Total Branches: 14 86 120 139 152 166 217 276 276 275

Page 30 New York Community Bancorp, Inc.

Acquisitions have provided much of the funding for the organic growth of our loan portfolio.

(in millions)

Held-For-Investment Loans

Multi-Family CRE

All Other Held-for-Investment Loans

Loans Held for Sale

Covered Loan Portfolio

C A G R s

Multi-family loans: 23.8% Total loans: 27.7%

Loans Outstanding

$167 $96 $1,348

After HAVN

$1,366 $324

$1,946

After RCBK

$1,584 $566

$3,255

After RSLN

$1,686 $1,445

$7,368

After LICB

$1,287

$2,888

$12,854

After ABNY

$2,010

$3,114

$14,529

After PFSB, Doral, & SYNF

$2,482

$3,826

$14,055

After AmTrust

$5,016 $1,654 $4,987

$16,736

After Desert Hills

$4,298

$1,207 $1,467

$5,438

$16,802

$3,753

$1,037 $1,244

$6,856

$17,433

12/31/99 12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/11

Total Loans: $1,611 $3,636 $5,405 $10,499 $17,029 $19,653 $20,363 $28,393 $29,212 $30,323

Total Originations: (a) $677 $616 $1,150 $4,330 $6,332 $4,971 $4,853 $4,280 $15,193 $16,139

(a) Includes originations of loans held for sale of $888.5 million in 2009, $10.8 billion in 2010, and $7.2 billion in 2011.

Page 31 New York Community Bancorp, Inc.

Total Return on Investment

Our quarterly cash dividends are a significant component of our commitment to building value for our investors.

Total Return on Investment

SNL U.S. Bank and Thrift Index NYB (a)

244%

717%

614%

2,479%

444%

2,885%

213%

2,059%

CAGR since IPO:

28.8%

209%

2,754%

245%

3,843%

168%

2,670%

11/23/93 12/31/99 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11

As a result of nine stock splits between 1994 and 2004, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.

(a) Bloomberg

Page 33 New York Community Bancorp, Inc.

For More Information

Visit our web site: ir.myNYCB.com

E-mail requests to: ir@myNYCB.com

Call Investor Relations at:(516) 683-4420

Investor Relations

Write to: New York Community Bancorp, Inc.

615 Merrick Avenue

Westbury, NY 11590

2/1/12

Page 34 New York Community Bancorp, Inc.

Reconciliation of GAAP and Operating Earnings

Operating earnings are non-GAAP financial measures. The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three and twelve months ended December 31, 2011.

For the Three Months Ended For the Twelve Months Ended

(in thousands, except per share data) December 31, 2011 December 31, 2011

GAAP Earnings $117,652 $480,037

Adjustments to GAAP earnings:

Gain on sales of securities (1,139)(36,608)

Severance charges — 2,300

Gain on business disposition —(9,823)

Loss on other-than-temporary impairment of securities — 18,124

Income tax effect 461 10,402

Operating earnings $116,974 $464,432

Diluted GAAP Earnings per Share $ 0.27 $1.09

Adjustments to diluted GAAP earnings per share:

Gain on sales of securities —(0.05)

Severance charges — 0.01

Gain on business disposition —(0.01)

Loss on other-than-temporary impairment of securities — 0.02

Operating earnings per share $ 0.27 $1.06

Page 35 New York Community Bancorp, Inc.

Reconciliations of GAAP and Operating Efficiency Ratios

The following table presents reconciliations of the Company's GAAP and operating efficiency ratios for the years ended December 31, 2009, 2010, and 2011 and for the three months ended December 31, 2011.

	For the Three Months Ended December 31, 2011		For the Years Ended December 31,					
			2011		2010		2009	
(dollars in thousands)	GAAP	Operating	GAAP	Operating	GAAP	Operating	GAAP	Operating
Total net interest income and non-interest income	$360,016	$360,016	$1,435,746	$1,435,746	$1,517,886	$1,517,886	$1,062,964	$1,062,964
Adjustments:								
Gain on debt repurchases/exchange	--	--	--	--	--	(2,441)	--	(10,054)
Gain on business acquisitions	--	--	--	--	--	(2,883)	--	(139,607)
Gain on business disposition	--	--	--	(9,823)	--	--	--	--
Gain on termination of servicing hedge	--	--	--	--	--	--	--	(3,078)
Net gain on sales of securities	--	(1,139)	--	(36,608)	--	(22,438)	--	--
Loss on other-than-temporary impairment of securities	--	--	--	18,124	--	--	--	96,533
Adjusted total net interest income and non-interest income	$360,016	$358,877	$1,435,746	$1,407,439	$1,517,886	$1,490,124	$1,062,964	$1,006,758
Operating expenses	$140,939	$140,939	$574,683	$574,683	$546,246	$546,246	$384,003	$384,003
Adjustments:								
FDIC special assessment	--	--	--	--	--	--	--	(14,753)
Acquisition-related costs	--	--	--	--	--	(11,545)	--	(5,185)
Severance charge	--	--	--	(2,300)	--	--	--	--
Adjusted operating expenses	$140,939	$140,939	$574,683	$572,383	$546,246	$534,701	$384,003	$364,065
Efficiency ratio	39.15%	39.27%	40.03%	40.67%	35.99%	35.88%	36.13%	36.16%

Page 36

New York Community Bancorp, Inc.

Reconciliations of GAAP and Non-GAAP Capital Measures

Tangible and adjusted tangible stockholders’ equity and tangible and adjusted tangible assets are non-GAAP capital measures. The following table presents reconciliations of our GAAP and non-GAAP capital measures at December 31, 2011, September 30, 2011, and December 31, 2010.

December 31, December 31,

(dollars in thousands) 2011 2010

Total stockholders’ equity $5,565,704 $ 5,526,220

Less: Goodwill(2,436,131)(2,436,159)

Core deposit intangibles(51,668)(77,734)

Tangible stockholders’ equity $ 3,077,905 $ 3,012,327

Total assets $42,024,302 $41,190,689

Less: Goodwill(2,436,131)(2,436,159)

Core deposit intangibles(51,668)(77,734)

Tangible assets $39,536,503 $38,676,796

Stockholders’ equity to total assets 13.24% 13.42%

Tangible stockholders’ equity to tangible assets 7.78% 7.79%

Tangible stockholders’ equity $3,077,905 $3,012,327

Accumulated other comprehensive loss, net of tax 71,910 45,695

Adjusted tangible stockholders’ equity $3,149,815 $3,058,022

Tangible assets $39,536,503 $38,676,796

Accumulated other comprehensive loss, net of tax 71,910 45,695

Adjusted tangible assets $39,608,413 $38,722,491

Adjusted tangible stockholders’ equity to adjusted tangible assets 7.95% 7.90%

Page 37 New York Community Bancorp, Inc.

Reconciliation of GAAP and Non-GAAP Capital Measures

Average tangible stockholders’ equity and average tangible assets are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with our GAAP measures for the three and twelve months ended December 31, 2011.

For the Three Months Ended For the Twelve Months Ended

(dollars in thousands) December 31, 2011 December 31, 2011

Average Stockholders’ Equity $ 5,535,114 $ 5,501,639

Less: Average goodwill and core deposit intangibles (2,491,327)(2,500,864)

Average tangible stockholders’ equity $ 3,043,787 $ 3,000,775

Average Assets $41,683,129 $41,131,010

Less: Average goodwill and core deposit intangibles (2,491,327)(2,500,864)

Average tangible assets $39,191,802 $38,630,146

Net Income $117,652 $480,037

Add back: Amortization of core deposit intangibles, net of tax 3,269 15,640

Adjusted net income $120,921 $495,677

Operating Income $116,974 $464,432

Add back: Amortization of core deposit intangibles, net of tax 3,269 15,640

Adjusted operating income $120,243 $480,072

Return on average assets 1.13% 1.17%

Operating return on average assets 1.12 1.13

Return on average tangible assets 1.23 1.28

Operating return on average tangible assets 1.23 1.24

Return on average stockholders’ equity 8.50 8.73

Operating return on average stockholders’ equity 8.45 8.44

Return on average tangible stockholders’ equity 15.89 16.52

Operating return on average tangible stockholders’ equity 15.80 16.00

Page 38 New York Community Bancorp, Inc.